Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Patient Infosystems, Inc. (the "Company"), certifies that:

(1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   May 17, 2004         /s/Roger L. Chaufournier
      ---------------         --------------------------------------------
                              Roger L. Chaufournier
                              Chief Executive Officer


Dated:   May 17, 2004         /s/Kent A. Tapper
      ---------------         --------------------------------------------
                              Kent A. Tapper
                              Vice President, Financial Planning
                              (principal accounting officer)

     This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.